UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 20, 2010

Anadys Pharmaceuticals, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50632	22-3193172
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5871 Oberlin Drive, Suite 200, San Diego, California		92121
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(858) 530-3600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Effective July 20, 2010, George A. Scangos, Ph.D. has resigned from our Board of Directors in light of his recent appointment as President and Chief Executive Officer of Biogen Idec Inc. and the associated time constraints. Dr. Scangos had served as Chairman of our Board of Directors and as a member of the Compensation Committee. Steven H. Holtzman, a current member of our Board of Directors, has been appointed as Chairman of the Board and Stelios Papadopoulos, Ph.D., also a current member of our Board of Directors, has been appointed as a member of the Compensation Committee. The Board has also appointed Kleanthis G. Xanthopoulos, Ph.D. to the Audit Committee.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Anadys Pharmaceuticals, Inc.

July 21, 2010	By:	Peter T. Slover

Name: Peter T. Slover
Title: Vice President, Finance and Operations